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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 17, 2002
                Date of report (Date of earliest event reported)



                          ON Semiconductor Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                     000-30419                36-3840979
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)        Identification Number)


ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona                                                        85008
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(Address of principal executive offices)                              (Zip Code)



                                  602-244-6600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated April 17, 2002 titled "ON Semiconductor Announces First Quarter Results and Provides Second Quarter Guidance."



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number    Description

     99 Press release for ON Semiconductor Corporation dated April 17, 2002 titled "ON Semiconductor Announces First Quarter Results and Provides Second Quarter Guidance."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ON SEMICONDUCTOR CORPORATION
                                                ----------------------------
                                                        (Registrant)



Date: April 17, 2002
                                         By:    /S/  G. SONNY CAVE
                                                --------------------------------
                                                G. Sonny Cave
                                                Vice President, Secretary and
                                                General Counsel


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                                  EXHIBIT INDEX


Exhibit Number     Description

99 Press release for ON Semiconductor Corporation dated April 17, 2002 titled "ON Semiconductor Announces First Quarter Results and Provides Second Quarter Guidance."


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